SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 26, 1999

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of March 1, 1999, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS1)


                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-30789            51-0362653
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                       55437
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


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Item 5.  Other Events.

                  The  consolidated  financial  statements  of  Ambac  Assurance
Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 24, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-30789) of the Registrant (the "Prospectus"); and
(iii) the Prospectus Supplement for Residential Asset Securities Corporation Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS1, and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.      Description

1                    23               Consent of KPMG LLP,
                                      independent auditors of
                                      Ambac Assurance Corporation
                                      with respect to the Residential
                                      Asset Securities Corporation
                                      Mortgage Asset-Backed Pass-
                                      Through Certificates, Series
                                      1999-RS1




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RESIDENTIAL ASSET SECURITIES
                                      CORPORATION

                                      By:    /s/ Timothy A. Kruse
                                      Name:      Timothy A. Kruse
                                      Title:     Vice President


Dated: March 26, 1999

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION


                                       By:
                                            Name:      Timothy A. Kruse
                                            Title:     Vice President


Dated: March 26, 1999


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                                  EXHIBIT INDEX


                  Item 601(a) of                           Sequentially
Exhibit           Regulation S-K                           Numbered
Number            Exhibit No.        Description           Page

1                   23             Accountant's Consent


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                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-30789) of Residential Asset Securities Corporation (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the registrant dated March 26, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 8-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 24, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                                KPMG LLP

New York, New York
March 26, 1999



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